Scottsdale Square Business Centre

7164 120th St
Surrey, British Columbia V3W 3M8
Canada

Service Air Group
Mohammad Sultan
7164-120
Surrey, British Columbia
Canada V3W 3M8

Invoice No.: 1179
Date: 09/04/2007

Quantity	Description	Tax	Unit Price	Amount
	Mail service, September	G		35.00
	G - GST @ 6%			
	GST			2.10

Scottsdale Square Business Centre GST: #864067731

Comments		
Thank You! www.scottsdalesquare.com	Total Amount	37.10